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                                                                   Exhibit 10.12



                            ASSIGNMENT FOR SECURITY


         WHEREAS, HOUBIGANT INC. (herein referred to as "Grantor") has adopted, used and is using, and owns the entire right, title and interest in and to, the trademarks and the applications, registrations and recordings more particularly described on Schedule A annexed hereto as part hereof (the "Trademarks");

         WHEREAS, Grantor is obligated to NEW FRAGRANCE LICENSE CORP. (the "License") and has entered into a Security Agreement -- Trademarks dated the date hereof (the "Agreement") in favor of Licensee; and

         WHEREAS pursuant to the Agreement, Grantor is granting to Licensee a security interest in the Trademarks, together with any reissue, extension or renewal thereof, the goodwill of the business symbolized by the Trademarks, the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and observance of all indebtedness, obligations, liabilities and agreements of any kind of Grantor or Licensee, now existing or hereafter arising, evidenced by or issued, created or arising in connection with the Licensee (all of the foregoing being herein referred to as the "Obligations");
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         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Grantor does hereby assign unto Licensee and grant to Licensee a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

         Grantor does hereby further acknowledge and affirm that the rights and remedies of Licensee with respect to the assignment of and security interest in the Collateral made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

         IN WITNESS WHEREOF, Grantor has caused this Assignment to be duly executed by its officer thereunder duly authorized as of the first day of July, 1994.


                                        HOUBIGANT INC.


                                        By: /s/ Luigi Massironi
                                           -----------------------------

                                        NEW FRAGRANCE LICENSE CORP.


                                        By: /s/
                                           -----------------------------
                                                    GROUP VICE PRESIDENT




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                                   SCHEDULE A



           Name of
         Trademark                  Trademark Registration
         ---------                  ----------------------
         PRESENCE                        RN 309,266
         CHANTILLY                       RN 865,906
         HOUBIGANT RAFFINEE              RN 1,256,522
         DEMI-JOUR                       RN 1,488,987
         MONSIEUR MUSK                   RN 1,566,699




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